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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         APRIL 5, 2002
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                             GENESEE & WYOMING INC.
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               (Exact name of registrant as specified in charter)


        DELAWARE                       0-20847                 06-0984624
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(State or other jurisdiction           (Commission            (IRS Employer
of incorporation)                      File Number)          Identification No.)


66 FIELD POINT ROAD, GREENWICH, CONNECTICUT                           06830
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code         203-629-3722
                                                   -----------------------------


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          (Former name or former address, if changed since last report)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On April 5, 2002, the Registrant's Board of Directors determined not to renew the engagement of Arthur Andersen LLP and selected PricewaterhouseCoopers LLP as the Registrant's independent auditors for the fiscal year ending December 31, 2002.

        This determination followed the Registrant's decision to seek proposals from independent accountants to audit the Registrant's financial statements for the fiscal year ending December 31, 2002. The decision not to renew the engagement of Arthur Andersen LLP and to retain PricewaterhouseCoopers LLP was approved by the Registrant's Board of Directors upon the recommendation of its Audit Committee. The decision was based on proposals from large accounting firms and reflected the Audit Committee's judgment as to which firm was best suited to deliver external audits to the Registrant in light of relevant factors such as the firm's depth of experience, breadth of resources, commitment to provide exceptional service, ability to handle transition issues and location of key personnel.

        During the Registrant's two most recent fiscal years ended December 31, 2001, and any subsequent interim period preceding the Registrant's determination not to renew the engagement of Arthur Andersen LLP, there were no disagreements between the Registrant and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Arthur Andersen LLP's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

        None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Registrant's two most recent fiscal years and any subsequent interim period preceding the Registrant's determination not to renew the engagement of Arthur Andersen LLP.

        The audit reports of Arthur Andersen LLP on the financial statements of the Registrant as of and for the fiscal years ended December 31, 2000 and December 31, 2001 make reference to other auditors that audited the financial statements of Australian Railroad Group Pty Ltd., a significant investee of the Registrant. Except as set forth in the previous sentence, the audit reports of Arthur Andersen LLP on the financial statements of the Registrant as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

        During the Registrant's two most recent fiscal years ended December 31, 2001, and any subsequent interim period prior to engaging PricewaterhouseCoopers LLP, the Registrant did not consult PricewaterhouseCoopers LLP in connection with any of the matters specified in Item 304(a)(2)(i) or (ii) of Regulation S-K.

        The Registrant has provided to Arthur Andersen LLP a copy of the disclosures made in this Report. The Registrant requested Arthur Andersen LLP to furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of such letter is included as Exhibit 16.1 to this Report.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)    Exhibits

        See Index to Exhibits.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                       GENESEE & WYOMING INC.

Dated:  April 11, 2002                          By:    /s/  Alan R. Harris
                                                     ---------------------------
                                                       Alan R. Harris
                                                       Senior Vice President

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                                INDEX TO EXHIBITS

(16)    Letter re change in certifying accountant

        16.1   Arthur Andersen LLP Letter dated April 10, 2002